EXHIBIT 10.1

Subscription Agreement

TO:       Lowell Farms Inc. (the “Corporation”)

Ladies and Gentlemen:

The undersigned (the “Purchaser”) hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of units of the Corporation (the “Units”) set forth on the signature pages hereto in the Corporation’s private placement (the “Private Placement”) of Units in the United States for an aggregate consideration set forth on the signature pages hereto (the “Subscription Price”), representing a subscription price set forth on the signature pages hereto. Each Unit is comprised of one subordinate voting share of the Corporation (a “Unit Share”) and one-half of one share purchase warrant of the Corporation (each whole warrant, a “Warrant”). Each Warrant will entitle the holder thereof to purchase one subordinate voting share of the Corporation at a purchase price of U.S. $1.40 at any time prior to the third anniversary of the initial closing of the Private Placement (each closing of the Private Placement a “Closing”). The Purchaser understands that the Corporation intends to offer and sell up to U.S. $15 million in the Private Placement, subject to increase at the Corporation’s discretion.

The Purchaser acknowledges that this subscription is subject to acceptance by the Corporation. The Corporation may also accept this subscription in part. The Purchaser agrees that if this subscription is not accepted in full, any funds related to the portion of this subscription not accepted will be returned to the Purchaser, without interest.

The Purchaser acknowledges, represents, warrants, covenants and agrees with the Corporation as follows:

(a)

Prior to the time of purchase of any Units, it has reviewed the Corporation’s public filings available on EDGAR and SEDAR that it considered necessary in connection with its decision to invest in the Units, including the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and the Corporation’s proxy statement on Schedule 14A related to the Corporation’s Annual General Meeting to be held on September 21, 2021 and the Corporation’s 2020 Annual Report, and has been afforded the opportunity to ask such questions as it deemed necessary of, and to receive answers from, representatives of the Corporation concerning the terms and conditions of the offering of the Units and to obtain such additional information that it considered necessary in connection with its decision to invest in the Units.

(b)	It is authorized to consummate the purchase of the Units.

(c)

It is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “Securities Act”), and as set forth on Annex A hereto (hereinafter referred to as an “Accredited Investor”), has executed and delivered Annex A hereto, acknowledges that the offer and sale of the Units to it is being made in reliance upon Rule 506(b) of Regulation D under the Securities Act, and is purchasing the Units for its own account or for the account of one or more Accredited Investors with respect to which it exercises sole investment discretion, for investment purposes only and not with a view to any resale, distribution or other disposition of the Units, the Unit Shares, the Warrants or the subordinate voting shares of the Corporation underlying the Warrants (the “Warrant Shares” and, together with the Units, the Unit Shares and the Warrants, collectively, the “Securities”) in violation of United States federal or state securities laws.

(d)

It, alone or with the assistance of its professional advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and is able, without impairing its financial condition, to hold the Units, the Unit Shares, the Warrants and the Warrant Shares for an indefinite period of time and to bear the economic risks, and withstand a complete loss, of such investment.

(e)

There is no government or other insurance scheme covering the Securities. There are risks associated with an investment in the Securities and, as a result, the Purchaser may lose its entire investment.

(f)

It confirms that neither the Corporation nor any of its representative directors, employees, officers, agents, representatives or affiliates, have made any representations (written or oral) to the Purchaser:

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(i)	regarding the future value of the Securities;

(ii)	that any person will resell or repurchase the Securities;

(iii)	that any of the Securities will be or continue to be listed on any stock exchange or traded on any market; or

(iv)	that any person will refund the purchase price or exercise price, as applicable, of the Securities.

(g)	It is not acting jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation.

(h)

Except for this Subscription Agreement, the Purchaser has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation, and acknowledges that the Corporation’s counsel is acting as counsel to the Corporation and not as counsel to the Purchaser.

(I)

It understands and acknowledges that the Unit Shares, Warrants and Warrant Shares have not been registered under the Securities Act or any applicable state securities laws, are “restricted securities” within the meaning of Rule 144 under the Securities Act, and agrees on its own behalf and on behalf of any investor account for which it is purchasing the Units that the Unit Shares, Warrants and Warrant Shares may not be offered, sold, pledged or otherwise transferred, directly or indirectly, except:

(I)	to the Corporation;

(ii)	pursuant to an effective registration statement under the Securities Act, including the Resale Registration Statement (as defined below); or

(iii)	pursuant to an exemption from registration under the Securities Act, and that such exemptions from registration under the Securities Act are limited;

and each case in compliance with applicable securities laws of any state of the United States.

(j)

It understands that the Purchaser is solely responsible for (and the Corporation is not in any way responsible for) the Purchaser’s compliance with applicable resale restrictions. The Purchaser covenants and agrees to comply with applicable securities legislation, orders and policies concerning the purchase, holding of, and resale of the Securities.

(k)

It acknowledges that the Securities, and any securities issued in exchange or substitution for such securities, shall have attached to them, whether through an ownership statement issued under a direct registration system or other electronic book-based system, or on certificates that may be issued, as applicable, any legends setting out resale restrictions as may be prescribed under applicable securities laws or stock exchange rules.

(l)

It consents to the Corporation making a notation on its records or giving instructions to the transfer agent for the Securities in order to implement the restrictions on transfer set forth and described herein.

(m)

It has not purchased the Units as a result of any “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Securities Act), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

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(n)

It understands that the Warrants may not be exercised by or on behalf of a person in the United States or a U.S. Person unless an exemption from registration is available under the Securities Act and any applicable state securities laws and the Corporation has received an opinion of counsel of recognized standing to such effect or other evidence of such exemptions in form and substance reasonably satisfactory to the Corporation; provided, however, that a holder who is an Accredited Investor at the time of exercise of the Warrants and who purchased Units in the Private Placement as an Accredited Investor will not be required to deliver an opinion of counsel or such other evidence in connection with the exercise of Warrants that are a part of those Units.

(o)

It is aware that (i) purchasing, holding and disposing of the Units, the Unit Shares, the Warrants and the Warrant Shares may have tax consequences under the laws of both Canada and the United States and (ii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in such Securities.

(p)	It has obtained its own independent tax, legal, accounting and other advice appropriate in connection with the purchase of the Units.

(q)

Neither the execution and the delivery by the Purchaser of this subscription agreement nor the consummation of the transactions contemplated hereby on the part of the Purchaser will conflict with, or result in the breach of, any provision of the Purchaser’s charter documents, any contract to which the Purchaser is a party or by which the Purchaser or its properties or assets are bound or any law, regulation, judgement, ruling, decree or order of a governmental authority.

(r)

(i) The funds representing the Subscription Price which will be advanced by the Purchaser to the Corporation will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or similar laws of any other jurisdiction, and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, the PCMLTFA or similar laws of any other jurisdiction, and (ii) no portion of the Subscription Price to be provided by the Purchaser (a) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (b) is being tendered on behalf of a person or entity that has not been identified to or by the Purchaser; and the Purchaser shall promptly notify the Corporation if the Purchaser discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith.

(s)

It understands and acknowledges that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the SEC, any state securities commission, any securities commission or similar regulatory authority of any province or territory of Canada or the Canadian Securities Exchange (the “CSE”) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities.

(t)

If required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Securities.

(u)

It will complete a resale registration statement questionnaire provided for use in preparation of the Resale Registration Statement, and the answers thereto will be true and correct in all material respects as of the date made and as of the effective date of the Resale Registration Statement, and it will notify the Corporation immediately of any material change in any such information until such time as the Purchaser has sold all of its Unit Shares and Warrant Shares or until the Corporation is no longer required to keep the Resale Registration Statement effective. All other written information furnished to the Corporation by or on behalf of the Purchaser expressly for inclusion in the Resale Registration Statement will be true and correct in all material respects as of the date such other written information is provided and will be true and correct as of the effective date of the Resale Registration Statement and the Purchaser will notify the Corporation immediately of any material change in any such other written information until such time as the Purchaser has sold all of its Unit Shares and Warrant Shares or until the Corporation is no longer required to keep the Resale Registration Statement effective. It will promptly notify the Corporation of any changes in the information set forth in the Resale Registration Statement regarding the Purchaser or its plan of distribution.

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(v)

If required by applicable securities Laws, the rules or policies of any applicable stock exchange or the Corporation, it will execute, deliver and file or assist, including by way of providing requisite information to, the Corporation in filing or in causing the filing of such disclosure documents, reports, undertakings and other documents with respect to or in connection with the issuance of the Securities and the completion of any associated transactions as may be required by any securities commission, stock exchange or other regulatory authority pursuant to applicable securities Laws or rule or policies or as they may otherwise require.

(w)

It understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Corporation in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units.

(x)

The sale of additional Units pursuant to the Private Placement may take place from time to time at additional Closings of the Private Placement until the Private Placement has been completed, as determined by the Corporation in its sole discretion, but there is no minimum amount required to be sold in order to conduct a Closing of the Private Placement and the proceeds from this subscription may be accessed by the Corporation at any time after the acceptance by the Corporation of this subscription, prior to any subsequent Closing. The Purchaser acknowledges that the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such financings may have a dilutive effect on current shareholders, including the Purchaser.

(y)

This Subscription Agreement requires the Purchaser to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Private Placement and complying with the Corporation’s regulatory requirements, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Units under the Securities Act and other applicable securities laws and completing filings required by any stock exchange or securities regulatory authority or by any state, provincial, local or municipal regulatory authority. The Purchaser’s personal information may be disclosed by the Corporation to: (i) stock exchanges or securities regulatory authorities, (ii) applicable taxing authorities, and (iii) any of the other parties involved in the Private Placement, including legal counsel to the Corporation and may be included in record books in connection with the Private Placement. By executing this Subscription Agreement, the Purchaser is deemed to be consenting to the foregoing collection, use and disclosure of the Purchaser’s personal information. The Purchaser also consents to the filing of copies or originals of any of the Purchaser’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority.

(z)

The Purchaser hereby provides consent to the disclosure of his, her or its information to the CSE pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time.

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Upon the acceptance of this subscription by the Corporation, the Purchaser shall have the benefit of the following representations, warranties, covenants and agreements by the Corporation:

(a)

The Corporation is a corporation duly organized, validly existing and in good standing under the laws of British Columbia, Canada. The Corporation has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this subscription agreement, to issue and sell the Securities subscribed for by the Purchaser, to carry out the provisions of this subscription agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The Corporation is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Corporation or its business.

(b)

Neither the execution and the delivery by the Corporation of this subscription agreement nor the consummation of the transactions contemplated hereby on the part of the Corporation will conflict with, or result in the breach of, any provision of the Corporation’s charter documents, any contract to which the Corporation is a party or by which the Corporation or its properties or assets are bound or any law, regulation or order of a governmental authority.

(c)

At the applicable Closing, the Corporation will deliver to the Purchaser a DRS statement or, if requested by the Purchaser, certificates representing the number of Unit Shares and Warrants to be purchased at such Closing by the Purchaser against payment of the purchase price therefor by wire transfer of immediately available funds in accordance with wire transfer instructions provided by the Corporation.

(d)

Upon issuance, the Securities purchased by the Purchaser will be duly authorized and validly issued, fully paid and non-assessable and will not have been issued in violation of applicable law, regulation or order of a governmental authority.

(e)

The Corporation shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Resale Registration Statement”) on Form S-1 (or any other available form) relating to the resale of the Unit Shares and the Warrant Shares by the Purchaser. The Corporation shall file the Resale Registration Statement by the earlier of 30 days after the final Closing or 75 days after the initial Closing of the Private Placement and shall use commercially reasonable efforts, subject to receipt of necessary information from the Purchaser, to cause the SEC to declare the Resale Registration Statement effective as promptly as is reasonably practicable. The Corporation shall promptly prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith (the “Prospectus”) as may be necessary to keep the Resale Registration Statement effective until the first anniversary of the initial Closing. The Corporation may amend the Resale Registration Statement on Form S-3 at any time it is eligible to do so.

(f)

For not more than 90 days in any 12-month period, the Corporation may suspend the use of any Prospectus included in the Resale Registration Statement in the event that the Corporation determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Corporation, the disclosure of which at the time is not, in the good faith opinion of the Corporation in the best interests of the Corporation or (B) amend or supplement the Resale Registration Statement or the related Prospectus so that the Resale Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Corporation shall promptly (I) notify the Purchaser in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Purchaser) disclose to the Purchaser any material non-public information giving rise to an Allowed Delay, (II) advise the Purchaser in writing to cease all sales under the Resale Registration Statement until the end of the Allowed Delay, and (III) use commercially reasonable efforts to terminate an Allowed Delay as promptly as is reasonably practicable.

(g)

The Corporation shall use commercially reasonable efforts to effect the registration of the Units Shares and Warrant Shares in accordance with the terms hereof, and pursuant thereto the Corporation will, as expeditiously as possible:

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(i)

prepare and file with the SEC such amendments and post-effective amendments to the Resale Registration Statement and the related Prospectus as may be necessary to keep the Resale Registration Statement effective for the period in which the Resale Registration Statement is required to be kept effective and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to the distribution of all of the Units Shares and Warrant Shares covered thereby;

(ii)

furnish to the Purchaser such number of copies of a Prospectus and all amendments and supplements thereto and such other documents as the Selling Shareholder may reasonably request in order to facilitate the disposition of the Units Shares and Warrant Shares owned by the Purchaser;

(iv)

use commercially reasonable efforts to (A) prevent the issuance of any stop order or other suspension of effectiveness and, (B) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(v)

use commercially reasonable efforts to register or qualify or cooperate with the Purchaser and its counsel in connection with the registration or qualification of the Units Shares and Warrant Shares for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchaser and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Units Shares and Warrant Shares covered by the Resale Registration Statement; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, (B) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject, or (C) file a general consent to service of process in any such jurisdiction;

(vi)

promptly notify the Purchaser, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii)

use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act in connection with the Resale Registration Statement; and

(viii)

with a view to making available to the Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell shares included in the Units Shares and Warrant Shares to the public without registration, the Corporation covenants and agrees for so long as it remains registered under the Exchange Act, to (A) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Exchange Act and (B) furnish to the Purchaser upon request, as long as such Purchaser owns any Units Shares and Warrant Shares, (I) a written statement by the Corporation that it has complied with the reporting requirements of the Exchange Act, (II) a copy of the Corporation’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (III) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Units Shares and Warrant Shares without registration.

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(h)

In the event that the SEC for any reason limits the number of Units Shares and Warrant Shares that may be included and sold by the Purchaser and/or other purchasers in the Private Placement in the Resale Registration Statement, the Corporation shall reduce the number of Corporation Shares included in the Resale Registration Statement on behalf of the Purchaser and/or such other purchasers accordingly (such portion shall be allocated pro rata among the Purchaser and such other purchasers) (such excluded shares, the “Reduction Securities”). The Corporation shall not be liable for any losses in connection with the exclusion of such Reduction Securities or in connection with any delay in the effectiveness of the Resale Registration Statement arising from any interactions between the Corporation and the SEC with respect to the number of Units Shares and/or Warrant Shares that may be included and sold by the Purchaser and/or other purchasers in the Private Placement in the Resale Registration Statement. The Corporation shall use commercially reasonable efforts to register the Reduction Securities for resale as soon as is reasonably practicable pursuant to a new registration statement covering the Reduction Securities (or such portion thereof as the SEC will allow to be registered for resale at such time) for an offering to be made on a continuous basis pursuant to Rule 415.

(i)

The Corporation shall bear all expenses in connection with the registration of the Units Shares and Warrant Shares on behalf of the Purchaser pursuant to the Resale Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any in connection with the offering of the Units Shares and Warrant Shares on behalf of the Purchaser pursuant to the Resale Registration Statement or any new registration statement(s) covering the Reduction Securities.

No representation or warranty is made by any party hereunder with respect to The Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, the Controlled Substances Act of 1910 (21 U.S.C. § 801 et seq.) or any other U.S. federal Law the violation of which is predicated upon a violation of the foregoing as it applies to marijuana.

The sale of the Units subscribed for by the Purchaser will be completed at the office of the Corporation’s counsel, Akerman LLP, 1251 Avenue of the Americas, 37th Floor, New York, New York 10020, on or about August 26, 2021, or such other date as the Corporation and the Purchaser may agree.

The contract arising out of the acceptance of this subscription by the Corporation shall be governed by and construed in accordance with the laws of the State of New York and represents the entire agreement of the parties hereto relating to the subject matter hereof.

The offer and sale of the Units to the Purchaser occurred in the State of ___________.

_________________________________________               Date: _____________________

(Full Name of Purchaser - please print)

_________________________________________

(Authorized Signature)

_________________________________________

(Name and Official Capacity - please print)

Subscription Particulars

BOX A:

Particulars of Purchase of Units
Number of Units Subscribed For:	Units
Total Subscription Price payable for Units: (U.S. $1.00 x number of Units):	U.S. $

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BOX B:

Purchaser Information
Name of Purchaser:
Street Address:
Street Address (2):
City and State:
ZIP Code:
Contact Name:
Phone No.:
Email Address:
DRS Delivery Email (if different from email address above):

The Corporation hereby accepts the foregoing subscription by the Purchaser.

Lowell Farms Inc.	Date:

(Authorized Signature)

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ANNEX A

TO:       Lowell Farms Inc. (the “Corporation”)

In connection with the purchase of the Units, the Purchaser hereby represents, warrants and certifies to the Corporation that the Purchaser satisfies one or more of the categories indicated below (please initial the appropriate line(s) below):

Category 1.	A bank, as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”), whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

Category 4.	Any investment adviser registered pursuant to Section 203 of the United States Investment Advisers Act of 1940, as amended or registered pursuant to the laws of a state; or

Category 5.

Any investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the United States Investment Advisers Act of 1940, as amended; or

Category 6.	An insurance company as defined in Section 2(a)(13) of the Securities Act; or

Category 7.	An investment company registered under the United States Investment Company Act of 1940, as amended; or

Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

Category 10.	Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

Category 11.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of U.S.$5,000,000; or

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Category 12.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act; or

Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

Category 14.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, a limited liability company or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000; or

Category 15.	Any director or executive officer of the Corporation; or

Category 16.

A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent exceeds U.S.$1,000,000 (Note: For purposes of calculating “net worth” under this paragraph: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.); or

Category 17.

A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 18.

A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act; or

Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories; or

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Category 20.	Any entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of U.S.$5,000,000; or

Category 21.

Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status; or

Category 22.

Any natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the United States Investment Company Act of 1940, as amended (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of such Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of such Act; or

Category 23.

Any “family office,” as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, as amended (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of U.S.$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

Category 24.

Any “family client,” as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, as amended (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in Category 23 of this section and whose prospective investment in the issuer is directed by such family office pursuant to subsection (iii) of Category 23.

Capitalized terms not defined herein shall have the meanings set forth in the subscription agreement to which this Annex A is attached.

Dated:
By:
Name:
Title:

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